UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRUB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Grubhub Inc. (the “Company”) held on May 19, 2020, the Company’s stockholders, upon recommendation of the Board of Directors of the Company (the “Board”), approved an Amendment (the “Third Amendment”) to the Grubhub Inc. 2015 Long-Term Incentive Plan (the “2015 Long-Term Incentive Plan”).  For a description of the Third Amendment and the 2015 Long-Term Incentive Plan, see “Material Terms of the 2015 Long-Term Incentive Plan, as Amended by the Amendment” under Proposal 4 “Approval of Third Amendment to the Company’s 2015 Long-Term Incentive Plan” on pages 22 – 29 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 9, 2020. A copy of the Third Amendment and the 2015 Long-Term Incentive Plan, as amended, are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders
(a)	The Company held its Annual Meeting on May 19, 2020.
(b)	Stockholders voted on the matters set forth below.
1.

Each of the Class III director nominees to the Board was elected to hold office until the Company’s 2023 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.  The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Lloyd Frink	50,059,474	16,506,225	5,008,465
Girish Lakshman	53,098,724	13,466,975	5,008,465
Keith Richman	47,093,535	19,472,164	5,008,465
Arthur Francis Starrs, III	50,610,757	15,954,942	5,008,465

2.	Stockholders ratified the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstentions
71,287,030	234,019	53,115
3.	Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,945,440	4,582,044	38,215	5,008,465
4.	Stockholders approved the Third Amendment to the 2015 Long-Term Incentive plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,992,334	4,449,450	123,915	5,008,465
(c)	Not applicable.
(d)	Not applicable.

Item 9.01.  Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description

10.1	Third Amendment to Grubhub Inc. 2015 Long-Term Incentive Plan.

10.2	Grubhub Inc. 2015 Long-Term Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment to Grubhub Inc. 2015 Long-Term Incentive Plan.

10.2	Grubhub Inc. 2015 Long-Term Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: May 19, 2020	By:	/s/ Adam DeWitt
Adam DeWitt
President and Chief Financial Officer